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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): February 26, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


            Delaware                     333-49820            13-3320910
(State or Other Jurisdiction of         (Commission        (I.R.S. Employer
         Incorporation)                 File Number)       Identification No.)



                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code (212) 325-2000

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Item 5.  Other Events.

Filing of Computational Materials.


     In connection with the offering of the CDMC Mortgage-Backed Pass-Through Certificates, Series 2001-2 (the "Certificates"), Credit Suisse First Boston Corporation as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the registrant is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any class or classes of Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated February 26, 2001.



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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1        Computational Materials


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.


                                   By: /s/ Karis Roberts
                                       ------------------------
                                       Name:  Karis Roberts
                                       Title: Vice President



Dated:  February 28, 2001



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                                 Exhibit Index

         Exhibit                                                     Page

          99.1                     Computational Materials            6



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                                 EXHIBIT 99.1


     In accordance with Rule 311(i) of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE dated February 26, 2001.